UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2022

COLUMBIA CARE INC.

(Exact Name of Registrant as specified in its charter)

British Columbia	000-56248	98-1488978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 Fifth Ave., 24th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 634-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On March 23, 2022, Columbia Care Inc., a British Columbia corporation (“Columbia Care”), and Cresco Labs Inc., a British Columbia corporation (“Cresco Labs”), announced the execution of an Arrangement Agreement (the “Arrangement Agreement”), by and between Columbia Care and Cresco Labs. Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is an investor presentation that Cresco Labs and Columbia Care issued in connection with the transaction.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01.	Other Events.

On March 23, 2022, Columbia Care and Cresco Labs issued a joint press release announcing the execution of the Arrangement Agreement, by and between Columbia Care and Cresco Labs.

A copy of the joint press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction, Columbia Care will file a management information circular and proxy statement on Schedule 14A containing important information about the proposed transaction and related matters. Additionally, Columbia Care and Cresco Labs will file other relevant materials in connection with the proposed transaction with applicable securities regulatory authorities. Investors and security holders of Columbia Care are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents) when such document becomes available before making any voting decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The Columbia Care management information circular and proxy statement will be mailed to Columbia Care shareholders, as well as be accessible on the EDGAR and SEDAR profile of Columbia Care.

Investors and security holders of Columbia Care will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Columbia Care and the proposed transaction, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov) or from Columbia Care by going to Columbia Care’s Investor Relations page on its website at https://ir.col-care.com/.

Participants in the Solicitation

Columbia Care and certain of its respective directors, executive officers and employees may be deemed to be participants in the solicitation of Columbia Care proxies in respect of the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Columbia Care shareholders in connection with the proposed transaction will be set forth in the Columbia Care management information circular and proxy statement for the proposed transaction when available. Other information regarding the participants in the Columbia Care proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in such management information circular and proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Copies of these documents may be obtained, free of charge, from the SEC or Columbia Care as described in the preceding paragraph.

Forward Looking Statements

This Form 8-K contains “forward-looking information” within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to each party’s expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding Cresco Labs and Columbia Care’s expected financial performance, the combined operations and prospects of Cresco Labs and Columbia Care, the current and projected market and growth opportunities for the combined company, and the timing and completion of the transaction, including all the required conditions thereto. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on Cresco Labs and Columbia Care’s current projections and expectations about future events and financial trends that they believe might affect their financial condition, results of operations, prospects, business strategy and financial needs, and on certain assumptions and analysis made by each party in light of the experience and perception of historical trends, current conditions and expected future developments and other factors each party believes are appropriate. Forward looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements to be materially different from future events, results, performance, and achievements expressed or implied by forward looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in Cresco Labs Annual Report on Form 40-F for the year ended December 31, 2020, as amended, filed with the with the United States Securities and Exchange Commission (the “SEC”) on EDGAR, Columbia Care’s Form 10 dated February 15, 2022, filed with the with the SEC on EDGAR and other documents filed by Cresco Labs and Columbia Care with Canadian and U.S. securities regulatory authorities on SEDAR and EDGAR, respectively. Although Cresco Labs and Columbia Care believe that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, Cresco Labs and Columbia Care assume no obligation and disclaim any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation of Cresco Labs and Columbia Care, dated March 23, 2022

99.2	Press release dated March 23, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA CARE INC.

By:	/s/ Nicholas Vita
Name:	Nicholas Vita
Title:	Chief Executive Officer

Date: March 23, 2022

Exhibit 99.1

CREATING A NEW LEADER IN CANNABIS

D I S C L A I M E R This presentation contains “forward-looking information” within the meaning of applicable Canadian securities legislation and “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition. but instead represent only beliefs regarding future events. plans or objectives. many of which. by their nature. are inherently uncertain and outside of the control of Cresco Labs Inc. (“Cresco Labs”) and Columbia Care Inc. (“Columbia Care”), including statements regarding Cresco Labs’ and Columbia Care’s expected fmanc1al performance, the combined operations and prospects of Cresco Labs and Columbia Care, the current and projected market and growth opportunities for the combined company, and the timing and completion of the acquisition, including all required conditions thereto. Often, but not always, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as, ‘may,’ ‘will,’ ‘should,’ ‘could,’ ‘would,’ ‘expects,’ ‘plans,’ ‘anticipates,’ ‘believes,’ ‘estimates,’ ‘projects,’ ‘predicts,’ ‘potential’ or ‘continue’ or the negative of those forms or other comparable terms. Forward-looking statements and information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Cresco Labs, Columbia Care or their respective subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to those risks contained in the public filings of Cresco Labs filed with Canadian securities regulators and available under Cresco Labs’ profile on SEDAR at www.sedar.com. including the information under the heading “Risk Factors” in Cresco Labs’ annual information form for the year ended December 31, 2020, and with the United States Securities and Exchange Commission (the “SEC”) through EDGAR at www.sec.gov/edgar including Cresco Labs’ annual report on Form 40-F for the year ended December 31, 2020, as amended, and in the public filings of Columbia Care filed with Canadian securities regulators and available under Columbia Care’s profile on SEDAR at www.sedar.com, and with the SEC through EDGAR at www.sec.gov/edgar, including the information under “Item 1A. R1sk Factors” 1n Amendment No.2 to Columbia Care’s Registration Statement on Form 10 f1led with the SEC on February 15, 2022; and other factors, many of which are beyond the control of Cresco Labs and Columbia Care, respectively. In respect of the forward-looking statements and information concerning the anticipated benef1ts and completion of the acquisition and the anticipated timing for completion of the acquisition, Cresco Labs and Columbia Care have provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although Cresco Labs and Columbia Care believe that the assumptions and factors used in preparing the forward-looking information or statements in this presentation are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information or statements prove incorrect. actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although Cresco Labs and Columbia Care have attempted to identify important risks. uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this presentation are made as of the date of this presentation and neither Cresco Labs nor Columbia Care undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws. Additional Information and Where to Find It In connection with the proposed transaction. Columbia Care will file a management information circular and proxy statement on Schedule 14A containing important information about the proposed transaction and related matters. Additionally, Columbia Care and Cresco Labs will file other relevant materials in connection with the proposed transaction with applicable securities regulatory authorities. Investors and security holders of Columbia Care are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents) when such document becomes available before making any voting decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The Columbia Care management information circular and proxy statement will be mailed to Columbia Care shareholders, as well as be accessible on the EDGAR and SEDAR profile of Columbia Care. Investors and security holders of Columbia Care will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Columbia Care and the proposed transaction, including materials that will be incorporated by reference into the management Information circular and proxy statement. without charge, at the Securities and Exchange Commission’s (the “SEC”) website Cwww.sec.gov) or from Columbia Care by going to Columbia Care’s Investor Relations page on its website at https:j/ir. col-care.com/. Participants in the Solicitation Columbia Care and certain of its respective directors. executive officers and employees may be deemed to be participants in the solicitation of Columbia Care proxies in respect of the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Columbia Care shareholders in connection with the proposed transaction will be set forth in the Columbia Care management information circular and proxy statement for the proposed transaction when available. Other information regarding the participants in the Columbia Care proxy solicitation and a description of their direct and indirect Interests in the proposed transaction, by security holdings or otherwise, will be contained in such management information circular and proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Copies of these documents may be obtained, free of charge, from the SEC or Columbia Care as described in the preceding paragraph. 2

# CREATING A NEW LEADER IN CANNABIS

A transformational, complementary combination positioned for resilient growth

| CRESCO LABS | Columbia Care |
| --- | --- |
| Access to the most important markets of today | Access to the most important markets of tomorrow |
| Brand dominance: #1 in Flower, Vapes, Concentrates | Quality cultivation to expand wholesale strength |
| The most productive retail operator: Sunnyside* | Leading retail footprint across 17 markets[1] |

## THE PARTNERSHIP DEFINING THE NEXT PHASE OF CANNABIS GROWTH

(1) 16 states plus Washington DC.

CRESCO LABS Columbia Care
GROWING FOR YOU
3

# CREATING A NEW LEADER IN CANNABIS

CRESCOLABS Columbia Care

**INDUSTRY LEADERSHIP KEY GROWTH PILLARS:**

| | |
|---|---|
| SUPERIOR MARKET ACCESS | ESTABLISHED IN THE LARGEST AND FASTEST-GROWING MARKETS ACROSS THE U.S. |
| PROVEN DEPTH | SHARE LEADERSHIP, THE STRONGEST BRANDS IN CANNABIS & LEADING RETAIL PRODUCTIVTY |
| BALANCED ECONOMICS | INDUSTRY-PROVEN CHANNEL MIX, DIVERSIFIED STATE EXPOSURE & STRONGER FINANCIALS |

GROWING FOR YOU

4

# SUPERIOR MARKET ACCESS

Nationally scaled, regionally dominant, poised to unlock the value of adult-use across the country

## CRESCO LABS PRO FORMA
## 2025 MARKET POTENTIAL

- PRO FORMA FOOTPRINT OF 18 U.S. MARKETS
- ALL 10 OF THE LARGEST US MARKETS
- 12 STATES WITH >$1B IN ANNUAL SALES
- ACCESS TO 180M ADULTS; 55% OF THE US; OVER 70% OF ADDRESSABLE CANNABIS MARKET
- LEADERSHIP IN 5 MARKETS TODAY, AND SEVEN OF THE TOP TEN BY 2025

## THE MOST INVESTABLE FOOTPRINT IN CANNABIS


* STATES WITH RETAIL

CRESCOLABS Columbia Care

GROWING FOR YOU

Source: BDS Analytics, Company Reports.
Proforma States: Arizona, California, Colorado, Washington DC, Delaware, Florida, Illinois, Massachusetts, Maryland, Michigan, Missouri, New Jersey, New York, Ohio, Pennsylvania, Utah, Virginia, West Virginia

5

S U P E R I O R M A R K E T A C C E S S GROWTH TODAY… …TOMORROW… …AND IN THE FUTURE ARIZONA, CALIFORNIA, COLORADO, NEW JERSEY, NEW YORK, FLORIDA, MARYLAND, ILLINOIS, MASSACHUSETTS, MICHIGAN VIRGINIA OHIO, PENNSYLVANIA TOTAL ADDRESSABLE MARKET: 2021 vs. 2025

AMERICA’S LEADING CANNABIS BRANDS

CRESCOLABS Columbia Care

# PROVEN DEPTH IN WHOLESALE

The nation's leading wholesaler, with the most popular cannabis brands in America

## #1 SELLING PORTFOLIO OF BRANDS

| | FLOWER | VAPE | EDIBLES | CONCENTRATES |
|---|---|---|---|---|
| BEST | FLORACAL; 777 TRIPLE SEVEN | FLORACAL | MINDY'S | FLORACAL |
| BETTER | CRESCO SEED & STRAIN | CRESCO AMBER | GOOD NEWS | CRESCO AMBER |
| GOOD | CLASSIX; HIGH SUPPLY | GOOD NEWS; HIGH SUPPLY | wonder WELLNESS CO.; hexies | HIGH SUPPLY |

- #1 BRANDED WHOLESALER[1]
- #1 SELLING BRANDED FLOWER WHOLESALER
- #1 SELLING VAPE WHOLESALER
- #1 SELLING CONCENTRATES WHOLESALER
- #1 MARKET LEADER (#1: IL, PA, CO, VA AND #2: MA)

GROWING FOR YOU

Source: BDSA Notes: (1) $ Volume 2021 Estimate BDSA

Brands & Partnerships Not Included: Remedi; Pressed; One Plant (FL); Tyson; KIVA (IL)

8

THE MOST PRODUCTIVE RETAILER WRIGLEYVILLE C H I C A G O , I L

P R O V E N D E P T H I N R E TA I L BEST-IN-CLASS LARGEST RETAIL SUSTAINED GROWTH STORE PRODUCTIVITY FOOTPRINT (OUTSIDE FL) AT SCALE +36% 2.4x 133 • $2.8M • $2.1M 83 • 50 Tier 1 Sunnyside* Sunnyside* Columbia Care Pro Forma Average Q4 2021 Pre-Divestitures

B A L A N C E D E C O N O M I C S REVENUE DIVERSIFICATION REVENUE SCALE REVENUE MIX 70% 8 >70% 62% <50% 12% 50% 5 2 Cresco Labs Pro Forma Cresco Labs Pro Forma Tier 1 FY 2021 3 Yr Est. 2021 2022 2023 FY 2021 FY 2021 Average Top 2 Top 2

# HOW WE DELIVER

Merging competitive advantages that drive long-term value creation

## TOP-LINE SYNERGIES

- YIELD IMPROVEMENTS
- PORTFOLIO GROWTH
- RETAIL PRODUCTIVITY

## COST SAVINGS

- SHARED SERVICES
- PROCUREMENT/THIRD PARTY SPEND
- PUBCO REDUNDANCY


TOP-LINE GROWTH
CAPITAL AGENDA
MARGIN IMPROVEMENT
CRESCOLABS
Columbia Care

## FORTIFIED BALANCE SHEET

- FORGONE CAPEX SAVINGS
- DELEVERAGED BALANCE SHEET
- CASH RECOVERY ON ASSET SALES

CRESCOLABS Columbia Care

GROWING FOR YOU

12

T R A N S A C T I O N O V E R V I E W

T R A N S A C T I O N O V E R V I E W

T H A N K Y O U

Exhibit 99.2

CRESCO LABS TO BECOME THE NEW LEADER IN CANNABIS

WITH THE ACQUISITION OF COLUMBIA CARE

Transformational deal will combine best-in-class wholesale, retail and operations with an expanded strategic footprint in the largest and fastest growing markets in cannabis

CHICAGO – March 23, 2022 — Cresco Labs (CSE:CL) (OTCQX:CRLBF) (“Cresco Labs” or the “Company”) and Columbia Care Inc. (NEO:CCHW) (CSE:CCHW) (OTCQX:CCHWF) (“Columbia Care”) announced today they have entered into a definitive arrangement agreement (the “Arrangement Agreement”) pursuant to which Cresco Labs will acquire all of the issued and outstanding shares (the “Columbia Care Shares”) of Columbia Care (the “Transaction”). Subject to customary closing conditions and nessesary regulatory approvals, the Transaction is expected to close in the fourth quarter of 2022.

Under the terms of the Arrangement Agreement, shareholders of Columbia Care (the “Columbia Care Shareholders”) will receive 0.5579 of a subordinate voting share of Cresco Labs (each whole share, a “Cresco Labs Share”) for each Columbia Care common share (or equivalent) held, subject to adjustment (the “Consideration”) representing total consideration enterprise value of approximately US$2.0 billion based on the closing price of Cresco Labs Shares on the Canadian Securities Exchange (the “CSE”) as of March 22, 2022. The Transaction provides Columbia Care Shareholders with premiums per Columbia Care Share of approximately 16% based on the closing prices of the Columbia Care Shares and the Cresco Labs Shares, and (ii) 19%, based on the 20-day volume weighted average prices (“VWAP”) of the Columbia Care Shares and the Cresco Labs Shares, each on the CSE as of March 22, 2022.

After giving effect to the Transaction, Columbia Care Shareholders will hold approximately 35% of the pro forma Cresco Labs Shares (on a fully diluted in-the-money, treasury method basis).

Key Transaction Highlights and Benefits

Superior Market Access

•	Largest Multi-State-Operator (“MSO”) by pro-forma revenue – Gives Cresco Labs the largest pro-forma revenue in cannabis today at over $1.4 billion.[1]

•

Strategic, national footprint - Over 130 retail stores across an 18 market footprint,[2] representing the #2 retail footprint in the industry, and the #1 retail footprint outside of Florida. The combined company will cover all 10 of BDSA’s top-10 largest and fastest growing markets by 2025, representing approximately 55% of the U.S. population and over 70% of addressable cannabis market.

[1]	Number is before divestitures and based on Q4 2021 actual results or consensus estimates where actuals are not available, annualized.
[2]	Footprint includes 17 states and the District of Columbia.

•

Market share leader in key states – Independently, the companies currently have #1 share positions in four markets (IL, PA, CO, VA,), a #2 share in MA, and a pathway to a top-3 position in three more (NY, NJ and FL), bringing the combined company to a material market position in seven of the top 10 markets by revenue in 2025, according to BDSA.

•

Exposure to adult-use upside – The combined company will have a meaningful presence in today’s most influential markets and those with the biggest tailwinds for growth and adult use upside including: NY, NJ, VA, PA, OH, MD, and FL.

Proven Capabilities in Wholesale and Retail

•	The industry’s leading brand portfolio—#1 market share in the U.S. with strength in every major segment: #1 in branded flower, #1 in concentrates, #1 in vapes and top 5 in edibles, per BDSA.[3]

•	Most productive retailer banner – Cresco Labs’ Sunnyside retail stores have average annualized revenue per store of over $11 million, the highest of any scaled national operator in the industry.

•	Industry leading wholesale platform – Pro-forma Q4 2021 wholesale revenue of over $120 million, the highest in the industry.

Balanced Economics

•

Increased scale and diversification – On a pro-forma basis, the Company expects to have annual revenues in excess of $100 million in 8 different states by 2023 as the combined company increases depth across other markets and diversifies its revenue base.

•	Improved revenue mix - Increased retail revenue mix to 65% of total, from 47% today (for Cresco standalone), maximizing vertical integration and scale to drive profitability improvement.

•

Opportunity for synergies and de-levering – Ability to increase retail productivity, reduce redundant operational and capital expenses as well as de-lever the organization through the proceeds from the sale of redundant licenses and assets in high-value markets.

Management Commentary

“We are incredibly excited to announce this transformative transaction today at a very important time in the development of this industry. This acquisition brings together two of the leading operators in the industry, pairing a leading footprint with proven operational, brand and competitive excellence. The combination is highly complementary and provides unmatched scale, depth, diversification and long-term growth. On a pro-forma basis, the combined Company will be the largest cannabis company by revenue, the number one wholesaler of branded cannabis products, and the largest nationwide retail footprint outside of Florida,” said Charles Bachtell, CEO of Cresco Labs. “The combination of Cresco Labs and Columbia Care accelerates our journey to become the leader in cannabis in a way no other potential transaction could. We look forward to welcoming the incredible Columbia Care team to the Cresco Labs family. I couldn’t be more excited about this enhanced platform and how it furthers the Cresco Labs Vision – to be the most important and impactful company in cannabis.”

[3]	Cresco, as a standalone entity, holds #1 position in flower, vape and concentrates.

“Since our founding, our mission has been to deliver the best outcome for our stakeholders,” said Nicholas Vita, CEO of Columbia Care. “In an evolving industry, the opportunities to better achieve our mission through consolidation led us to this historic moment. With Columbia Care’s strategic national footprint in the most attractive markets and Cresco Labs’ success in execution and incredibly popular brands, we will together create the most important - and the most investable - company in cannabis. Getting to know Charlie, his team, and the culture at Cresco Labs has given me a high level of confidence in the ability to successfully integrate Columbia Care and maximize the tremendous value of the combined footprint.”

Terms of the Transaction

The Transaction will be effected by way of a plan of arrangement pursuant to the Business Corporations Act (British Columbia). Under the terms of the Arrangement Agreement, Cresco Labs will acquire all of the issued and outstanding Columbia Care Shares, with each Columbia Care Shareholder receiving 0.5579 of a Cresco Labs Share for each Columbia Care Share, implying a price per Columbia Care Share of US$3.64, which represents premiums of (i) 16%, based on the closing prices of the Columbia Care Shares and the Cresco Labs Shares, and (ii) 19%, based on the 20-day VWAPs of the Columbia Care Shares and the Cresco Labs Shares, each on the CSE as of March 22, 2022. After giving effect to the Transaction, Columbia Care Shareholders will hold approximately 35% of pro forma Cresco Labs Shares (on a fully diluted in-the-money, treasury method basis). The Consideration is subject to adjustment in the event that Columbia Care is required to issue shares in satisfaction of an earn-out payment for a prior acquisition, with the potential adjustment in proportion to the additional dilution from such potential issuance relative to Columbia Care’s current fully diluted in-the-money outstanding shares. Additional details of the Transaction, including any adjustment to the Consideration will be described in the management information circular and proxy statement (the “Circular”) that will be mailed to Columbia Care Shareholders in connection with a special meeting of Columbia Care Shareholders (the “Meeting”) expected to be held in the second quarter to approve the Transaction.

The Transaction has been unanimously approved by the Boards of Directors of each of Cresco Labs and Columbia Care. Columbia Care Shareholders holding approximately 25% of the voting power of the issued and outstanding Columbia Care Shares have committed to enter into voting support agreements with Cresco Labs to vote in favor of the Transaction. Certain Columbia Care Shareholders have also agreed to not transfer a significant portion of their resulting Cresco Labs Shares for up to an eight-month period following closing of the Transaction.

The Arrangement Agreement provides for certain customary provisions, including covenants in respect of non-solicitation of alternative transactions, a right to match superior proposals, a US$65 million termination fee payable to Cresco Labs under certain circumstances

The Transaction is subject to, among other things, receipt of the necessary approvals of the Supreme Court of British Columbia, the approval of two-thirds of the votes cast by Columbia Care Shareholders at the Special Meeting, receipt of the required regulatory approvals, including, but not limited, approval pursuant to the Hart–Scott–Rodino Antitrust Improvements Act, and other customary conditions of closing. Approval of Cresco Labs Shareholders is not required. Additional details of the Transaction will be provided in the Circular.

Recommendation of the Columbia Care Board

The Board of Directors of Columbia Care (the “Columbia Care Board”) has unanimously determined, after receiving financial and legal advice and following the receipt of a unanimous recommendation of a special committee of independent directors (the “Special Committee”), that the Transaction is in the best interests of Columbia Care, and that, on the basis of the Fairness Opinions (as defined herein), that the Consideration to be received by the Columbia Care Shareholders is fair, from a financial point of view, to the Columbia Care Shareholders.

The Columbia Care Board unanimously recommends that Columbia Care Shareholders vote in favor of the resolution to approve the Transaction. The Columbia Care Board obtained a fairness opinion from Canaccord Genuity Corp. (“Canaccord Genuity”) and an independent fairness opinion from ATB Financial Markets Inc., (the “Fairness Opinions”), each which provide that, as at the date of such respective opinion and based upon and subject to the assumptions, procedures, factors, limitations and qualifications set forth therein, the Consideration to be received by the Columbia Care Shareholders pursuant to the Transaction is fair, from a financial point of view, to the Columbia Care Shareholders.

Financial and Legal Advisors

Stoic Advisory Inc. and Solidum Capital Advisors are acting as financial advisor to Cresco Labs. A.G.P./Alliance Global Partners provided a fairness opinion to Cresco Labs’ Board of Directors. Bennett Jones LLP is acting as Canadian legal advisor to Cresco Labs. Paul Hastings LLP is acting as US legal advisor to Cresco Labs.

Canaccord Genuity is acting as financial advisor to Columbia Care and provided a fairness opinion to the Columbia Care Board. Stikeman Elliott LLP is acting as Canadian legal advisor to Columbia Care. Foley Hoag LLP is acting as US legal advisor to Columbia Care.

Conference Call and Investor Presentation

Cresco Labs will host a conference call and webcast to discuss its financial results and the Arrangement Agreement this morning at 8:30am EST. The Company will provide prepared remarks followed by a Q&A session with Charles Bachtell, CEO of Cresco Labs, Dennis Olis, CFO of Cresco Labs, Greg Butler, CCO of Cresco Labs, and Nick Vita, CEO of Columbia Care. In addition, the Company has posted an investor presentation with key highlights of the transaction to its investor website.

Dial-in: 1-844-200-6205 (Toll Free), 1-646-904-5544 (US Local), +1 929-526-1599 (Other)

Access Code: 216557

Archived access to the webcast will be available for one year on the Cresco Labs investor relations website.

About Cresco Labs Inc.

Cresco Labs is one of the largest vertically integrated multistate cannabis operators in the United States, with a mission to normalize and professionalize the cannabis industry. Employing a consumer-packaged goods (“CPG”) approach, Cresco Labs is the largest wholesaler of branded cannabis products in the U.S. Its brands are designed to meet the needs of all consumer segments and comprised of some of the most recognized and trusted national brands, including Cresco, High Supply, Mindy’s Edibles, Good News, Remedi, Wonder Wellness Co. and FloraCal Farms. Sunnyside, Cresco Labs’ national dispensary brand, is a wellness-focused retailer created to build trust, education and convenience for both existing and new cannabis consumers. Recognizing that the cannabis industry is poised to become one of the leading job creators in the country, Cresco Labs operates the industry’s largest Social Equity and Educational Development initiative, SEED, which was established to ensure that all members of society have the skills, knowledge and opportunity to work and own businesses in the cannabis industry. Learn more about Cresco Labs at www.crescolabs.com. For Cresco Labs downloadable B-roll click here.

About Columbia Care

Columbia Care is one of the largest and most experienced cultivators, manufacturers and providers of cannabis products and related services, with licenses in 18 U.S. jurisdictions and the EU. Columbia Care operates 131 facilities including 99 dispensaries and 32 cultivation and manufacturing facilities, including those under development. Columbia Care is one of the original multi-state providers of medical cannabis in the U.S. and now delivers industry-leading products and services to both the medical and adult-use markets. In 2021, the company launched Cannabist, its new retail brand, creating a national dispensary network that leverages proprietary technology platforms. The company offers products spanning flower, edibles, oils and tablets, and manufactures popular brands including Seed & Strain, Triple Seven, gLeaf, Classix, Press, Amber and Platinum Label CBD. For more information on Columbia Care, please visit www.col-care.com.

Additional Information and Where to Find It

In connection with the proposed transaction, Columbia Care will file a management information circular and proxy statement on Schedule 14A containing important information about the proposed transaction and related matters. Additionally, Columbia Care and Cresco Labs will file other relevant materials in connection with the proposed transaction with applicable securities regulatory authorities. Investors and security holders of Columbia Care are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents) when such document becomes available before making any voting decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The Columbia Care management information circular and proxy statement will be mailed to Columbia Care shareholders, as well as be accessible on the EDGAR and SEDAR profile of Columbia Care. Investors and security holders of Columbia Care will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Columbia Care and the proposed transaction, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov) or from Columbia Care by going to Columbia Care’s Investor Relations page on its website at https://ir.col-care.com/.

Participants in the Solicitation

Columbia Care and certain of its respective directors, executive officers and employees may be deemed to be participants in the solicitation of Columbia Care proxies in respect of the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Columbia Care shareholders in connection with the proposed transaction will be set forth in the Columbia Care management information circular and proxy statement for the proposed transaction when available. Other information regarding the participants in the Columbia Care proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in such management information circular and proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Copies of these documents may be obtained, free of charge, from the SEC or Columbia Care as described in the preceding paragraph.

Forward Looking Statements

This press release contains “forward-looking information” within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to each party’s expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding Cresco Labs and Columbia Care’s expected financial performance, the combined operations and prospects of Cresco Labs and Columbia Care, the current and projected market and growth opportunities for the combined company, and the timing and completion of the transaction, including all the required conditions thereto. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on Cresco Labs and Columbia Care’s current projections and expectations about future events and financial trends that they believe might affect their financial condition, results of operations, prospects, business strategy and financial needs, and on certain assumptions and analysis made by each party in light of the experience and perception of historical trends, current conditions and expected future developments and other factors each party believes are appropriate. Forward looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements to be materially different from future events, results, performance, and achievements expressed or implied by forward looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in Cresco Labs Annual Report on Form 40-F for the year ended December 31, 2020, as amended, filed with the with the SEC on EDGAR, Columbia Care’s Form 10 dated February 15, 2022, filed with the with the SEC on EDGAR and other documents filed by Cresco Labs and Columbia Care with Canadian and U.S. securities regulatory authorities on SEDAR and EDGAR, respectively. Although Cresco Labs and Columbia Care believe that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, Cresco Labs and Columbia Care assume no obligation and disclaim any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

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Contacts

Cresco Labs Inc.

Media:

Jason Erkes, Cresco Labs

Chief Communications Officer

press@crescolabs.com

Investors:

Megan Kulick

Senior Vice President Investor Relations

investors@crescolabs.com

For general Cresco Labs inquiries:

312-929-0993

info@crescolabs.com

Columbia Care

Investor Contact:

Lee Ann Evans

Investor Relations

ir@col-care.com

Media Contact:

Lindsay Wilson

Communications

media@col-care.com